SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                             F O R M  8-K


                            Current Report
                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934




Date of Report (Date of earliest
event reported)
February 20, 1998


	BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)


	Delaware
(State or other jurisdiction of incorporation)


	0-26200                          	04-3208648
(Commission File Number) 	(IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts  	   02108-4406
(Address of principal executive offices)  	  (Zip Code)


Registrant's telephone number,including area code (617) 624-8900


	None
 (Former name or former address, if changed since last report)





Item 5.  Other Events

	On February 20, 1998, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 31 thereof (the "Partnership") entered into various agreements relating to Silver Creek/MHT Limited Partnership, a Michigan limited partnership (the "Operating Partnership"), including the First Amendment to Restated Agreement of Limited Partnership of the Operating Partnership dated as of February 20, 1998 (a copy of which is attached hereto as Exhibit (2)(a)), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. On March 20, 1998, the Partnership entered into the Second Amended and Restated Agreement of Limited Partnership dated as of March 20, 1998 (as subsequently amended, the "Operating Partnership Agreement"). Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(b).

	The Operating Partnership owns and is in the process of constructing a 112 unit apartment complex located at Telegraph Road in Flat Rock, Michigan, which is known as Silver Creek Apartments (the "Apartment Complex"). The Apartment Complex contains eleven (11) buildings consisting of eighteen
(18) 1-bedroom units, sixty-four (64) 2-bedroom units and thirty
(30) 3-bedroom units. Construction of the Apartment Complex is expected to be completed in May 1999 and 100% Occupancy is expected to be achieved in August 1999.

The Operating Partnership is currently receiving construction financing in the amount of $3,400,000 (the "Construction Mortgage") from Boston Capital Mortgage Company/SSGA, an affiliate of State Street Global Advisors. The Construction Mortgage bears interest at 7.96% per annum and has a two-year term which matures in October 2000. The Construction Mortgage will convert to permanent first mortgage financing in the amount of $3,400,000
(the "Permanent First Mortgage") upon construction completion and satisfaction of a debt service coverage test. The Permanent First Mortgage bears interest at a rate of 7.96% payable over an eighteen-year term based on a thirty-year amortization schedule.

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit
(the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is MHT Properties XI, Inc., a Michigan corporation (the "General Partner"). The sole shareholder of the General Partner is MHT Holding Company, Inc., whose sole shareholder is MHT Housing, Inc., a 501(c)(3) non-profit corporation. The General Partner and its affiliates have completed 18 low-income housing tax credit projects, containing nearly 2,100 units. The Builder of the Apartment Complex is Delcor Construction, Inc., which has constructed and/or rehabilitated, or is in the process of completing, approximately 2,600 multi-family units. Southeastern Michigan Housing, LLC, which will serve as the Management Agent of the Apartment Complex, is an affiliate of W.S. Smith Company, currently managing more than 5,300 units in Michigan.

The Partnership acquired its interest in the Operating Partnership from Boston Capital Corporate Tax Credit Fund IX, A Limited Partnership ("BCCTCF"), an affiliate of the Partnership, in consideration of an agreement
(a) to pay BCCTCF $3,762,218 to reimburse BCCTCF for the First Installment of its Capital Contribution to the Operating Partnership and (b) to make the balance of the total Capital Contribution of $4,535,381 to the Operating Partnership in three installments as follows:

(i) $473,057 (the "Second Installment"), on the latest of (A) the Completion Date, (B) receipt by the Investment Limited Partner of the Contractor Pay-Off
Letter (C) receipt by the Investment Limited Partner of an Estoppel Letter from each Lender, (D) receipt by the Investment Limited Partner of updated liability insurance certificates, or (E) completion of all Due
Diligence Recommendations;

(ii) $290,106 (the "Third Installment") on the latest of (A) the Initial 100% Occupancy Date, (B)
Permanent Mortgage Commencement, (C) State Designation,
(D) Cost Certification, (E) receipt of an updated Title
Policy in form and substance satisfactory to the Special Limited Partner, which policy in no event shall contain a survey exception, (F) 90% Occupancy Date or
(G) Rental Achievement; and

(iii) $10,000 (the "Fourth Installment") upon the receipt by the Investment Limited Partner of a copy of the properly filed Partnership federal income tax return and an audited Partnership financial statement for the year in which Rental Achievement occurs;

The total Capital Contribution to the Operating Partnership is based on the Operating Partnership receiving $6,299,770 of Tax Credits during the 10-year period commencing in 1999 of which 99.99% ($6,299,140) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership.
The Partnership believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership
Agreement:


                         Normal               Capital            Cash
                        Operations           Transactions        Flow

General Partner           01%                   75%               75%

Investment Limited     99.99%               24.999%               25%
Partner

Special Limited            0%                 0.01%                0%
Partner



The Special Limited Partner of the Operating Partnership is BCTC
94, Inc., an affiliate of the Partnership.

	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	The Special Limited Partner, or an affiliate thereof, will receive an Asset Management Fee commencing in 2000 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $7,500. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in
Section 10.2(a) of the Operating Partnership Agreement; provided, however, that if in any Fiscal Year commencing with 2000, Cash Flow is insufficient to pay the full amount of the Asset Management Fee and the shortfall is not paid from funds advanced to the Operating Partnership by the General Partner as a Subordinated Loan, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in
Article X of the Operating Partnership Agreement.

	The Operating Partnership shall pay to the General Partner a fee (the "Partnership Management Fee") commencing in 2000 for its services in connection with the administration of the day-to-day business and affairs of the Operating Partnership in an annual amount equal to $7,500. The Partnership Management Fee for each Fiscal Year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in Section
10.2(a) of the Operating Partnership Agreement, to the extent
Cash Flow is available therefor for such year. The Partnership Management Fee is non-cumulative, so that if there is not sufficient Cash Flow in any Fiscal Year to pay the amount of the Partnership Management Fee, the deficiency shall not carry forward to any future Fiscal Year.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex and as consideration for the assignment described in Section 6.14 of the Operating Partnership Agreement, the Operating Partnership will pay MHT Housing Inc., the owner of the General Partner, a Development Fee (including overhead reimbursement) in the principal amount of $1,154,462. If the Development Fee has not been fully paid by the tenth (10th) anniversary of the Completion Date, the General Partner shall make a Capital Contribution to the Operating Partnership in an amount sufficient to enable the Operating Partnership to pay any unpaid portion of the Development Fee.

	Delcor Construction, as the Builder of the Apartment Complex, will receive total compensation of $6,638,400, which includes $352,432 of Builder's profit and overhead. Southeastern Michigan Housing, LLC., as the Management Agent of the Apartment Complex, will receive a Management Fee equal to 5% of collected rentals.


Item 7.  Exhibits.

     (c) Exhibits.                                                  Page

(1) (a)<F1> Form of Dealer-Manager Agreement between Boston Capital
            Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)  (a)   First Amendment to Restated Agreement of Limited
           Partnership of Silver Creek/MHT Limited Partnership

(2)  (b)   Second Amended and Restated Agreement of Limited
           Partnership of Silver Creek/MHT Limited Partnership

(2)  (c)   First Amendment to Second Amended and Restated
           Agreement of Limited Partnership of Silver Creek/MHT
           Limited Partnership

(2)  (d)   General Partner's Payment Certificate relating to the
           Operating Partnership

(4) (a)<F2> Agreement of Limited Partnership of the Partnership

(16)       None

(17)       None

(20)       None

(23)       None

(24)       None

(27)       None

<F1>
Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.
<F2>
Incorporated by reference to Exhibit (4) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.



SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  June 30, 1999


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:    Boston Capital Associates IV L.P.,
      	its General Partner


      	By:	  C&M Associates, d/b/a Boston
             Capital Associates, its
             General Partner


             By:	/s/ Herbert F. Collins
                 Herbert F. Collins, Partner